 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Eloxx Pharmaceuticals, Inc.

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 *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 29, 2019. ELOXX PHARMACEUTICALS, INC. Meeting Information Meeting Type: Annual Meeting For holders as of: April 1, 2019 Date: May 29, 2019 Time: 1:00 PM Location: Eloxx Pharmaceuticals, Inc. 950 Winter Street Waltham, MA 02451 ELOXX PHARMACEUTICALS, INC. 950 WINTER STREET WALTHAM, MA 02451 Meeting Directions: For directions to the Annual Meeting, please call 781-577-5300 You are receiving this communication because you hold shares in Eloxx Pharmaceuticals, Inc. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side of this Notice, or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT ANNUAL REPORT ON FORM 10-K How to View Online: Have the information that is printed in the box marked by the arrow g XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow g XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 15, 2019 to facilitate timely delivery. SCAN TO VIEW MATERIALS & VOTE How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: Go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow g XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card and reply envelope.

Voting Items The Board of Directors recommends you vote FOR the following proposals:1. Election of Directors Nominees: 01) Robert E. Ward 02) Zafrira Avnur 03) Tomer Kariv 04) Martijn Kleijwegt 05) Silvia Noiman 06) Ran Nussbaum 07) Steven Rubin 08) Jasbir Seehra 09) Gadi Veinrib 2.  Ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019. 3.  Advisory approval of the compensation of our named executive officers, as disclosed in the Proxy Statement. The Board of Directors recommends you vote 1 Year on the following proposal: 4. Advisory indication of the preferred frequency of advisory votes on the compensation of our named executive officers. NOTE: The shares represented by a proxy, when properly executed, will be voted in the manner directed therein and, in the discretion of the proxies, upon such other business as may properly come before the meeting or any adjournment thereof. If no direction is given, the proxy will be voted FOR the nominees for Board of Directors listed in Proposal 1, FOR Proposals 2 and 3, and 1 Year with respect to Proposal 4.